UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
GENEDX HOLDINGS CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

GENEDX HOLDINGS CORP.
333 Ludlow Street
North Tower, 6th Floor
Stamford, Connecticut
Dear Stockholder of GeneDx Holdings Corp.:
You are cordially invited to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of GeneDx Holdings Corp. (“we,” “us”, “our”, “GeneDx” or the “Company”) to be held via a virtual meeting on June 18, 2025 at 9:00 a.m. Eastern Time. You will be able to participate in the Annual Meeting and vote during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/wgs2025. We believe that a virtual stockholder meeting provides greater access to those who may want to attend, and therefore we have chosen this over an in-person meeting. It is important that you retain a copy of the control number found on the proxy card or voting instruction form, as such number will be required in order for stockholders to gain access to the Annual Meeting.
The Company is holding the Annual Meeting to:
(1)Elect two Class I directors, each to serve until the 2028 annual meeting of stockholders and until his or her successor has been elected and qualified;
(2)Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and
(3)Transact any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.
Each of these proposals is more fully described in the accompanying proxy statement, which each stockholder is encouraged to carefully read.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, you are encouraged to submit your proxy and voting instructions via the Internet, by telephone or, if you received a paper copy of the meeting materials by mail, by completing, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Even if you have given your proxy, you may still vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/wgs2025 with your 12-digit control number assigned by Continental Stock Transfer & Trust Company included on your proxy card or obtained from them via email. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. You may do so automatically by voting online during the Annual Meeting, or by delivering to us a written notice of revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked.
On behalf of our Board, I would like to thank you for your support of GeneDx Holdings Corp.

By Order of the Board of Directors,

April 30, 2025	/s/ Katherine Stueland
Katherine Stueland
Chief Executive Officer
The accompanying Notice of Annual Meeting and proxy statement are dated April 30, 2025 and are expected to be first distributed and made available on the Internet to the Company’s stockholders on or about April 30, 2025.

GENEDX HOLDINGS CORP.
333 Ludlow Street
North Tower, 6th Floor
Stamford, Connecticut 06902
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of GeneDx Holdings Corp.:
NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Annual Meeting”) of GeneDx Holdings Corp., a Delaware corporation (“we,” “us”, “our”, “GeneDx” or the “Company”), is to be held via a virtual meeting on June 18, 2025 at 9:00 a.m. Eastern time.
Stockholders or their proxyholders will be able to attend and vote at the Annual Meeting online by visiting www.virtualshareholdermeeting.com/wgs2025 and using a control number assigned by Continental Stock Transfer & Trust Company. To receive access to the Annual Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other nominee) will need to follow the instructions applicable to them provided in the accompanying proxy statement.
We are holding the Annual Meeting for the following purposes:
1.Proposal No. 1 - The Class I Director Election Proposal - To elect two Class I directors of the Company, each to serve a three-year term expiring at the Company’s 2028 annual meeting of stockholders and until such director’s successor is duly elected and qualified (“Proposal No. 1”);
2.Proposal No. 2 - The Auditor Ratification Proposal - To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal No. 2”); and
3.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
These items of business are more fully described in the accompanying proxy statement. We have not received notice of any other matters that may be properly presented at our Annual Meeting.
The record date for the Annual Meeting is April 21, 2025. Only stockholders of record at the close of business on the record date may vote at the Annual Meeting or any adjournment thereof. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.
A majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote must be present in person or by proxy to constitute a quorum for the transaction of business at the Annual Meeting. The Board recommends that you vote “FOR” each of these proposals.

By Order of the Board of Directors,

April 30, 2025	/s/ Jason Ryan
Stamford, Connecticut	Jason Ryan
Chairman

Upd

GENEDX HOLDINGS CORP.
333 Ludlow Street
North Tower, 6th Floor
Stamford, Connecticut 06902
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 18, 2025
EXPLANATORY NOTES
Unless otherwise stated in this proxy statement or the context otherwise requires, references to:
•“GeneDx Holdings” refers to GeneDx Holdings Corp., a Delaware corporation;
•“Legacy GeneDx” refers to GeneDx, LLC, a Delaware limited liability company, which we acquired on April 29, 2022 (the “Acquisition”);
•“Legacy Sema4” refers to Sema4 OpCo Inc., a Delaware corporation, which consummated the business combination with CM Life Sciences, Inc. (“CMLS”) on July 22, 2021 (the “Business Combination”); and
•“we,” “us” and “our,” the “Company” and “GeneDx” refer to GeneDx Holdings and its consolidated subsidiaries.
In addition, unless otherwise stated in this proxy statement, all share amounts, exercise prices and other amounts set forth herein have been adjusted for the impact of a 1-for-33 reverse stock split of our Class A common stock, par value $0.0001 per share (“Class A Common Stock”), that became effective on May 4, 2023 (the “Reverse Stock Split”).
INFORMATION ABOUT SOLICITATION AND VOTING
This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board” or “Board of Directors”) for use at our 2025 annual meeting of stockholders and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held via a virtual meeting on June 18, 2025 at 9:00 a.m. Eastern Time. Stockholders or their proxyholders will be able to attend and vote at the Annual Meeting online by visiting www.virtualshareholdermeeting.com/wgs2025 and using a control number assigned by Continental Stock Transfer & Trust Company. References to our website in this proxy statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this proxy statement.
The Notice of Internet Availability of Proxy Materials, or the Notice of Annual Meeting, this proxy statement and the form of proxy are first being distributed and made available on the Internet on or about April 30, 2025 to all the Company’s stockholders entitled to vote at the Annual Meeting.
INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with U.S. Securities and Exchange Commission (the “SEC”), rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

GENERAL INFORMATION ABOUT THE MEETING
Purpose of the Annual Meeting
You are receiving this proxy statement because our Board is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.
Attending the Annual Meeting
•Stockholder of Record: Shares Registered in Your Name. If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the Annual Meeting online via webcast, go to www.virtualshareholdermeeting.com/wgs2025 and enter the 16-digit control number included on your proxy card or notice of the meeting.
•Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. Beneficial owners will receive an email prior to the meeting with a link and instructions, including a 16-digit meeting control number, for accessing the Annual Meeting online. Beneficial owners should contact their bank or broker where their shares are held at least five (5) business days prior to the meeting date in order to ensure access.
Login Time for Annual Meeting Webcast
You can log in to the Annual Meeting webcast 15 minutes prior to the start of the meeting. If you encounter any difficulties accessing the Annual Meeting webcast during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page (www.virtualshareholdermeeting.com/wgs2025) on the day of the meeting.
Record Date; Quorum
Only holders of record of our Class A Common Stock at the close of business on April 21, 2025 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the April 21, 2025, we had 28,533,204 shares of Class A Common Stock outstanding and entitled to vote. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902.
The holders of a majority of the voting power of the shares of our Class A Common Stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person through the virtual meeting platform or if you have properly submitted a proxy.
Voting Rights
In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of Class A Common Stock represents one vote. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting through the virtual meeting platform or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in “street name.” As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
Required Vote

Proposal		Vote Required	“Withhold” Vote	Abstentions	Broker Non-Votes
Proposal No. 1	The election of the Class I directors named in this proxy statement
Plurality of the votes cast. The two nominees receiving the most “FOR” votes will be elected. You may vote “FOR ALL NOMINEES”, “WITHHOLD AUTHORITY FOR ALL NOMINEES”, or vote “FOR ALL EXCEPT” one or more of the nominees you specify.
			No effect	Not Applicable	No Effect
Proposal No. 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	The number of votes cast “FOR” the proposal at the exceeds the number of votes “AGAINST” the proposal.	Not Applicable	No effect	No effect
Impact on the Vote of Broker Non-Votes, Abstentions and Withholding from Voting
A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) with respect to a particular matter. Further, broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares.
The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-votes will count for purposes of determining the presence of a quorum, but are not treated as votes cast and, therefore, will have no effect on the election of directors and the ratification of the appointment of our independent registered public accounting firm. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 2 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. If a broker chooses not to vote shares for or against Proposal No. 2, it would have the same effect as an abstention. The other proposal presented at the Annual Meeting, Proposal No. 1, is a non-routine matter and therefore broker non-votes are not deemed to be shares entitled to vote on and will have no effect on the proposal.
Abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on Proposal No. 1 and Proposal No. 2.
Recommendations of Our Board on Each of the Proposals Scheduled to be Voted on at the Annual Meeting

Proposal		Board Recommendation
Proposal No. 1	The election of the Class I directors named in this proxy statement	FOR all nominees
Proposal No. 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR
None of our non-employee directors have any substantial interest in any matter to be acted upon, except with respect to the directors so nominated. None of our executive officers have any substantial interest in any matter to be acted upon.

Voting Instructions; Voting of Proxies

Vote By Telephone or Internet	Vote By Mail	Vote in Person
You may vote by telephone or through the Internet—in order to do so, please follow the instructions shown on your proxy card.
If you received a paper copy of the proxy materials by mail, you may vote by mail by completing, signing and dating the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.
You may attend the Annual Meeting via the virtual meeting platform and vote during the meeting. See “Attending the Annual Meeting” above.
Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on June 17, 2025. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting via the virtual meeting webcast.
Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again by telephone or through the Internet; or
•attending in person through the virtual meeting platform and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any other information furnished to stockholders. Following the original distribution of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original distribution of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.
CORPORATE GOVERNANCE
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, stock ownership guidelines, and other policies for the governance of the Company. Our Corporate Governance Guidelines are available without charge on the investor relations section of our website at www.GeneDx.com. Information contained on or accessible through such website is not a part of this proxy statement, and the inclusion of the website address in this proxy statement is an inactive textual reference only.
Director Independence
Our Class A Common Stock is traded on the Nasdaq Global Select Market (“Nasdaq”). The rules of Nasdaq require that a majority of the Company’s board of directors be independent. An “independent director” is defined generally as a person other than an executive officer or employee the Company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. Our Board has determined that each individual currently serving on our board, other than Ms. Stueland and Mr. Ryan, qualifies as an independent director under Nasdaq listing standards.
Board of Directors
Our Board oversees our business affairs and works with our Chief Executive Officer and other senior management to determine our strategy and mission. In fulfilling its responsibilities, our Board is involved in strategic and operational planning, financial reporting, governance, compliance and risk oversight.
Board Leadership Structure
Our Corporate Governance Guidelines provide that our Board will be free to choose its chairperson in any way that it considers in the best interests of our Company at any giving point in time, and our Nominating and Corporate Governance Committee charter provides that the committee will periodically consider the leadership structure of our Board and make such recommendations to our Board with respect thereto as appropriate. Our Board currently believes that it should maintain flexibility in determining the Board leadership structure that is appropriate for the Company at a given time.
Currently, our leadership structure separates the roles of Chairman of the Board and Chief Executive Officer, with Ms. Stueland serving as our Chief Executive Officer and Mr. Ryan serving as the Chairman of the Board. Our Board believes that separating these roles provides the appropriate balance between strategy development, flow of information between management and the Board, and oversight of management. We believe this provides guidance for our Board, while also positioning our Chief Executive Officer as the leader of the Company in the eyes of our partners, customers, employees, and other stakeholders. As Chairman, Mr. Ryan, among other responsibilities, presides over regularly scheduled meetings of the Board, serves as a liaison between the directors, and performs such additional duties as our Board may otherwise determine and delegate. Our Board recognizes the time, effort, and energy that Ms. Stueland is required to devote to her position as our Chief Executive Officer in the current business environment, as well as the commitment required for a person to serve as our Chairman, particularly as the Board’s oversight responsibilities continue to grow. By having Mr. Ryan serve as Chairman of the Board, Ms. Stueland is better able to focus her attention on running our Company.

The Board’s Role in Risk Oversight
Although our management is primarily responsible for managing our risk exposure on a daily basis, our Board oversees the risk management processes. Our Board, as a whole, determines the appropriate level of risk for our Company, assesses the specific risks that we face, and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board administers this risk management oversight function, our Audit Committee supports our Board in discharging its oversight duties and addresses risks inherent in its area, including with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures. Our Compensation Committee assists our Board in assessing and mitigating any risks that may be created by our compensation plans, practices and policies. Our Nominating and Corporate Governance Committee is charged with assisting our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with Board membership and corporate governance.
Insider Trading Policy and Anti-Hedging
We have adopted an insider trading policy and related procedures that govern the purchase, sale and other disposition of our securities by (i) our officers, employees and directors, (ii) consultants and contractors who have been designated as subject to the policy by the ITP Officer (as defined below) and (iii) with respect to the people listed in (i) and (ii), their immediate family members, people sharing their households, and anyone subject to their influence or control. The insider trading policy is also applicable to entities such as partnerships, trusts and corporations that are controlled by our officers, employees or directors or by designated contractors or consultants. We refer to all these individuals and entities to whom the insider trading policy applies collectively as “Insiders.”
We believe our insider trading policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our insider trading policy and procedures prohibit Insiders from trading in our securities while in possession of material, non-public information, among other things. Pursuant to our insider trading policy, our Chief Legal Officer is designated as the “ITP Officer” responsible for administering, interpreting and enforcing compliance as needed.
Although we have not adopted a formal policy governing transactions by the Company in our securities, we will not transact in any of our securities unless in compliance with applicable U.S. securities laws, rules and regulations and the exchange listing standards applicable to us.
In addition, our insider trading policy prohibits our officers, employees and directors and designated contractors and consultants, as well as their immediate family members and people sharing their households, from (i) purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities, (ii) engaging in short sales of our securities, meaning a sale of securities that the Insider does not own, including short sales “against the box,” or engaging in any other inherently speculative transactions with respect our securities, and (iii) using or pledging our securities as collateral in a margin account or as collateral for a loan unless the pledge has been approved by the ITP Officer and is in accordance with any applicable policy or guidelines of our company regarding pledging.
The foregoing summary of our insider trading policy and related procedures does not purport to be complete and is qualified by reference to our insider trading policy, a copy of which was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ending December 31, 2024, filed with the SEC on February 20, 2025.
Clawback Policy
In accordance with SEC and Nasdaq requirements, the Compensation Committee (as defined below) adopted an executive compensation recovery policy regarding the adjustment or recovery of certain incentive awards or payments made to current or former executive officers in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. In general, the policy provides that, unless an exception applies, we will seek to recover compensation that is awarded to an executive officer based on the Company’s attainment of a financial metric during the three-year period prior to the fiscal year in which the restatement occurs, to the extent such compensation exceeds the amount that would have been awarded based on the restated financial results.
Committees of the Board of Directors
Our Board has the authority to appoint standing and special committees to perform certain management and administration functions. Our Board has established a standing Audit Committee (the “Audit Committee”), a standing Compensation Committee

(the “Compensation Committee”), and a standing Nominating and Corporate Governance Committee (the “Nominating and Governance Committee”). The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board. The charters for each of these committees are available on the Investor Relations section of our website at ir.GeneDx.com. Information contained on or accessible through our website is not a part of this proxy statement, and the inclusion of such website address in this proxy statement is an inactive textual reference only.
Composition of Committees on the Board of Directors

DIRECTOR	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Katherine Stueland
Jason Ryan
Eli Casdin		X	X
Keith Meister	Chair
Emily Leproust	X	X	Chair
Richard C. Pfenniger, Jr.	X
Joshua Ruch		Chair	X
Audit Committee
Our Audit Committee is comprised of Messrs. Meister and Pfenniger, and Ms. Leproust, with Mr. Meister as the chairman of the Audit Committee. The Board has determined that the composition of our Audit Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations, and that each member of the Audit Committee is financially literate.
In making the determination regarding independence, our Board considered the relationships that each member of our Audit Committee has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each member of our Audit Committee and the nature of his or her service to the Company. In particular, our Board has determined that, although Mr. Meister falls outside the safe harbor provisions of Rule 10A-3(e)(1)(ii)(A) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), Mr. Meister nevertheless meets the independence requirements contemplated by Rule 10A-3 under the Exchange Act. The safe harbor provisions of Rule 10A-3(e)(1)(ii)(A) exempt holders of 10% or less of any class of voting securities of an issuer from being deemed to be in control of, or an affiliate of, that issuer. As of April 15, 2025, Mr. Meister indirectly beneficially owned approximately 13.54% of our outstanding Class A Common Stock (which includes certain shares of Common Class A Common Stock issuable upon the exercise of certain private placement warrants). See “Security Ownership of Certain Beneficial Ownership and Management.” The existence of the safe harbor set forth in Rule 10A-3(e)(1)(ii)(A), however, does not create a presumption in any way that a person exceeding the 10% threshold controls or is otherwise an affiliate of an issuer, and our Board, after considering, among other factors, Mr. Meister’s direct ownership in our outstanding Class A Common Stock, his indirect beneficial ownership of our outstanding Class A Common Stock, the exercise price and the likelihood of the exercise of the private placement warrants, and his service to us solely in the capacity as a director, has determined that Mr. Meister satisfies the audit committee membership requirements established by the SEC and under the Nasdaq rules.
In addition, the Board has determined that Mr. Meister is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This designation does not impose on him any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board. Our Audit Committee is directly responsible for, among other things:
•reviewing and discussing with management and the independent auditors our quarterly and annual financial results and earnings releases, our annual audited and quarterly unaudited financial statements and annual and quarterly reports on Form 10-K and 10-Q and recommend to the Board whether the annual financial statements should be included in our Annual Reports on Form 10-K;
•selecting and hiring the independent registered public accounting firm;
•monitoring the qualifications, independence and performance of our independent auditors;

•the preparation of the Audit Committee report to be included in the proxy statement for our annual meeting;
•our compliance with legal and regulatory requirements;
•overseeing our accounting and financial reporting processes, including our financial statement audits and the integrity of our financial statements;
•reviewing and approving related-person transactions; and
•overseeing our financial risks, enterprise exposures, cybersecurity risks and other risks as it deems necessary or appropriate.
Compensation Committee
Our Compensation Committee is comprised of Messrs. Casdin and Ruch and Ms. Leproust, with Mr. Ruch as the chairman of our Compensation Committee. The Board has determined that each member of our Compensation Committee is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act, and meets the requirements for independence under the current Nasdaq listing standards and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:
•evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;
•evaluating and recommending non-employee director compensation arrangements for determination by our Board;
•administering our cash-based and equity-based compensation plans; and
•overseeing our compliance with regulatory requirements associated with the compensation of directors, officers and employees.
The Compensation Committee may retain compensation advisors and other compensation consultants.
Role of Compensation Consultant
The Compensation Committee has the authority to retain the services and obtain the advice of external advisors, including compensation consultants, legal counsel and other advisors to assist in the evaluation of executive officer compensation. The Compensation Committee has engaged Aon plc, our independent compensation consultant (“Aon”), to conduct an executive compensation market analysis and review of our short-term cash and long-term equity incentive practices to help ensure they align with market practices. Aon reviewed and advised on all principal aspects of our executive compensation program, including:
•assisting in developing a peer group of publicly traded companies to be used to help assess the competitiveness of executive compensation;
•assisting in ensuring a competitive compensation framework;
•meeting regularly with the Compensation Committee to review all elements of executive compensation, including the competitiveness of our executive compensation program;
•assisting in the competitive assessment of the short-term cash and long-term equity incentive plans designs; and
•assisting in the risk assessment of our compensation program.
Outside of its services to the Compensation Committee, Aon provides certain other miscellaneous services to us, including those related to provision of surveys. The Compensation Committee evaluated the independence of Aon and determined that it is independent. The Compensation Committee also determined that Aon’s work for the Company in 2024 did not raise any conflicts of interest.
Role of Compensation Committee and Executive Officers in Compensation Decisions
Our Compensation Committee works in close collaboration with the full Board on executive compensation matters. Following the adoption of our Compensation Committee charter, our Compensation Committee has adopted a practice of informing and consulting with the full Board concerning the establishment of performance goals and objectives for our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of the goals and objectives that were set, and determining the Chief Executive Officer’s compensation based on that evaluation. Our Chief Executive Officer serves on our Board but recuses herself from any deliberations about her compensation. For fiscal year 2024, Katherine Stueland, our current Chief Executive Officer, prepared an analysis for the Compensation Committee to recommend each element of compensation to be paid to all executive officers except for herself. The Compensation Committee considered her recommendation, along with an analysis from Aon, in approving the compensation of our executive officers other than Chief Executive Officer.

Nominating and Corporate Governance Committee
Our Nominating and Governance Committee is comprised of Messrs. Ruch and Casdin and Ms. Leproust, with Ms. Leproust as the chairperson of our Nominating and Governance Committee. The Board has determined that each member of our Nominating and Governance Committee meets the requirements for independence under the current Nasdaq listing standards. Our Nominating and Governance Committee is responsible for, among other things:
•identifying, considering and recommending candidates for membership on our Board;
•overseeing the process of evaluating the performance of our Board; and
•advising our Board on other corporate governance matters.
Stock Ownership Guidelines
On April 10, 2025, the Board, based on the recommendation of the Compensation Committee, adopted stock ownership guidelines (the “Stock Ownership Guidelines”), to further align the interests of our non-employee directors and officers with the interests of our stockholders. Pursuant to the Stock Ownership Guidelines, officers and directors are expected to accumulate shares of our Class A Common Stock toward target ownership levels that are based on a multiple of salary or cash retainer, with our Chief Executive Officer’s target level at 300% of her annual base salary, our other executive officers’ target level at 100% of their respective annual base salaries and our non-employee directors’ target level at 300% of their respective annual cash director retainers. Our non-employee directors and officers are expected to meet their applicable Class A Common Stock ownership levels within five years of becoming such a non-employee director or officer covered by our Stock Ownership Guidelines.
Our Stock Ownership Guidelines specify that ownership levels are determined by including (i) Class A Common Stock directly (or by immediate family members residing in the same household) or beneficially owned in a trust, limited partnerships, or similar entities for the sole benefit of the participant (or by immediate family members residing in the same household) and (ii) shares subject to unvested time-based RSUs. Shares subject to outstanding and unexercised stock options (whether vested or unvested) and shares subject to performance-based equity awards with unsatisfied performance vesting requirements do not count toward these stock ownership requirements
Board and Committee Meetings and Attendance
The Board and its committees meet throughout the year on a pre-determined schedule and also hold special meetings and act by written consent from time to time. Typically, in conjunction with the regularly scheduled meetings of the Board, the independent directors meet in executive sessions outside the presence of management.
During 2024, the Board met 6 times (including telephonic meetings) and took action by unanimous written consent 2 times. During 2024, our Audit Committee met 4 times , our Compensation Committee met 5 times and took action by unanimous written consent 1 time, and our Nominating and Governance Committee met 4 times. Each director attended at least 75% of the meetings held by the Board and by each committee on which he or she served while he or she was a director during the year.
We acknowledge the value of having directors with significant experience in other businesses and activities. Effective service requires substantial commitment, but we recognize that the demands of other business activities vary substantially; therefore, we do not consider it necessary to impose specific limits on such activities so long as directors are sufficiently attentive and available to fulfill their duties and so long as directors comply at all times with our conflict of interests policies.
Director Attendance at Annual Meetings
Although we do not have a formal policy regarding attendance by members of the Board at each annual meeting of stockholders, we encourage all of our directors to attend in person, or virtually, depending on the meeting format. In fiscal year 2024, one director serving at the time of last year’s annual meeting attended that meeting.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on the Investor Relations section of our website at ir.GeneDx.com. Information contained on or accessible through such website is not a part of this proxy statement, and the inclusion of the website address in this proxy statement is an inactive textual reference only. We intend to disclose any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, on its website to the extent required by the applicable rules and exchange requirements.

Stockholder Communications with the Board of Directors
Should stockholders wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of the Corporate Secretary, at GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902. The Corporate Secretary will review such correspondence and forward the communication to the Board members, unless the communication contains advertisements or solicitations or is abusive, threatening or similarly inappropriate.
Considerations in Evaluating Director Nominees
The Nominating and Governance Committee is responsible for identifying, considering and recommending candidates to the Board for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board. Candidates may come to our attention through current members of our Board, professional search firms, stockholders or other persons.
Our Board encourages the selection of directors who will contribute to the Company’s overall corporate goals. The Nominating and Governance Committee may from time to time review and recommend to the Board the desired qualifications, expertise and characteristics of directors, including such factors as independence, diversity, geography, financial skills and other expertise, breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to our Board, ability to contribute to our Board’s overall effectiveness, and the needs of our Board and its committees. In evaluating potential candidates for the Board, the Nominating and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.
Stockholder Recommendations for Nominations to the Board of Directors
The Nominating and Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board who meet the minimum qualifications as described above. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures in Article I, Section 1.12.1 of our Amended and Restated Bylaws (as amended, the “Bylaws”). Any eligible stockholder who wishes to submit a nomination should review the requirements in the Bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, at GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902. Submissions must include the full name of the proposed nominee, age, business and residential address, the principal occupation or employment of such nominee, other information regarding the nominee and proposing stockholder as specified in the Bylaws, and certain representations regarding the nomination. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating and Governance Committee.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth below under the section titled “Future Stockholder Proposals.” In addition to satisfying the foregoing requirements under the Bylaws, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

PROPOSAL NO. 1 - THE CLASS I DIRECTOR ELECTION
Our Board is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors and director nominees in Class I will stand for election at this meeting. The terms of office of directors in Class II and Class III do not expire until the annual meetings of stockholders to be held in 2026 and 2027, respectively.
Each director will be elected by a plurality of the votes present online at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the two individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” any of the nominees or “WITHHOLD” your vote with respect to any of the nominees. Shares represented by proxies will be voted “FOR” the election of each of the Class I nominees, unless the proxy is marked to withhold authority to so vote. You may not cumulate votes in the election of directors. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holders, who are officers of our company, might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than two directors.
Nominees to the Board of Directors
The nominees and their ages as of April 15, 2025 are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
Eli D. Casdin(1)(2)	52	Class I
Joshua Ruch(1)(2)	75	Class I
(1)Member of our Nominating and Corporate Governance Committee.
(2)Member of our Compensation Committee.

Eli Casdin has served as a member of our Board since July 2020, and previously served as the Chief Executive Officer of CMLS from July 2020 to July 2021. Mr. Casdin founded Casdin Capital, LLC, an investment firm focused on the life sciences and healthcare industry, in November 2011, and currently serves as its Chief Investment Officer. Mr. Casdin has served on the boards of directors of Standard BioTools Inc. and 2seventy bio, Inc. since April 2022 and March 2024, respectively. Mr. Casdin has also served on the boards of directors of Exact Sciences Corp. from October 2017 to September 2020, Absci Corp. from December 2020 to July 2022, Century Therapeutics, Inc. from February 2021 to October 2022, EQRx, Inc. from January 2020 to November 2022, SomaLogic, Inc., from December 2021 to January 2024 (having previously served as the Chief Executive Officer of CMLS II from December 2020 to September 2021), and Tenaya Therapeutics, Inc., from October 2019 to December 2022. Mr. Casdin holds an M.B.A. from Columbia Business School and a B.S. degree from Columbia University School of General Studies. Mr. Casdin’s qualifications to serve on our Board include his extensive leadership experience as an executive officer of an investment firm, his extensive public and private company directorship experience in the life sciences and healthcare sectors, and his expertise in finance, capital markets, and the biotechnology industry.
Joshua Ruch has served as a member of our Board since July 2021, and previously served as the Chairman of our Board from July 2021 to January 2022 and as a member of the board of directors of Legacy Sema4 from November 2017 to July 2021. Mr. Ruch is also a managing partner and co-founder of Rho Capital Partners, an investment and venture capital management company focused on innovative technology and has held such positions since the founding of Rho Capital Partners in 1981. Prior to co-founding Rho Capital Partners and Rho Ventures in 1981, Mr. Ruch worked as an investment banker at Salomon Brothers in New York, a multinational investment bank. In addition to GeneDx, Mr. Ruch is also a trustee of the Mount Sinai Health System and Carnegie Hall, and is a member of the Board of Governors of the Technion – Israel Institute of Technology and the Steering Committee of the Jacobs Institute. Mr. Ruch received an M.B.A. from the Harvard Business School and a B.S. in electrical engineering from the Technion – Israel Institute of Technology in Haifa, Israel. Mr. Ruch’s broad experience as an investor and serving on the boards of emerging technology companies, including health care and biotechnology companies, qualifies him to serve on our Board.

Continuing Directors
The directors who are serving for terms that end after the Annual Meeting and their ages as of April 15, 2025 are provided in the table below. Additional biographical information for each continuing director is set forth in the text below the table.

Name	Age	Class	Director Since
Emily Leproust, Ph.D.(1)(2)(3)	52	Class III	September 2020
Keith Meister(3)	52	Class III	January 2020
Richard C. Pfenniger, Jr.(3)	69	Class III	May 2022
Katherine Stueland	49	Class II	April 2022
Jason Ryan	50	Class II	July 2021
(1)Member of our Nominating and Corporate Governance Committee.
(2)Member of our Compensation Committee.
(3)Member of our Audit Committee.
Katherine Stueland has served as our Chief Executive Officer and a member of our Board since April 2022, following the completion of the Acquisition. Prior to the Acquisition, Ms. Stueland was the President and Chief Executive Officer of Legacy GeneDx. Prior to joining Legacy GeneDx, Ms. Stueland served as the Chief Commercial Officer at Invitae Corporation, a biotechnology company, from October 2016 to June 2021 and as the Head of Communications and Investor Relations at Invitae Corporation from November 2013 to October 2016, during which time she helped Invitae Corporation transition from a private to a public company. Ms. Stueland previously served as the Principal at Vivo Communications, a technology company, from January 2013 to December 2013, and as the Vice President of Communications and Investor Relations at Dendreon Corporation, a biotechnology company, from September 2009 to June 2012. Ms. Stueland also previously served on the board of the Rivkin Center, a non-profit organization dedicated to the treatment and prevention of cancer in women. Ms. Stueland earned a B.S. in English language and literature from Miami University of Ohio. Ms. Stueland’s extensive leadership experience as an executive officer of biotechnology companies and knowledge of GeneDx’s business provide her with the qualifications and skills to serve as a director on our Board.
Jason Ryan has served as a member of our Board since July 2021, and was our Executive Chairman from January 2022 to February 2024. Mr. Ryan served as Chief Operating and Financial Officer of Magenta Therapeutics, Inc., a biotechnology company, from January 2019 to November 2020. Prior to joining Magenta Therapeutics, Inc., Mr. Ryan served as Chief Financial Officer of Foundation Medicine, Inc., a molecular information company which became a wholly-owned subsidiary of Roche Holdings, Inc., from March 2015 to November 2018. Prior to his position as Chief Financial Officer of Foundation Medicine, Inc., Mr. Ryan served in various other finance roles at Foundation Medicine, including as Senior Vice President of Finance. Prior to joining Foundation Medicine, Inc., Mr. Ryan led the finance and strategic planning functions of various other life science companies including Taligen Therapeutics, Inc., Codon Devices Inc. and Genomics Collaborative, Inc. Mr. Ryan served on the board of directors of Singular Genomics Systems, Inc. from April 2021 to February 2025, and served on the board of directors of SomaLogic, Inc. from March 2023 to January 2024. He previously served on the board of directors of ArcherDX, Inc. from April 2020 to October 2020. He began his career at Deloitte & Touche LLP. Mr. Ryan holds an M.B.A. from Babson College and a B.S. in economics from Bates College, and earned a C.P.A. in Massachusetts. Mr. Ryan’s extensive finance experience and his leadership experience in the life sciences and biopharmaceutical industries qualifies him to serve as a director on our Board.
Emily Leproust, Ph.D., has served as a member of our Board since September 2020. Dr. Leproust has been Chief Executive Officer of Twist Bioscience Corp., a biotechnology company, since co-founding Twist in 2013. Since October 2018, she has also served as Chair of the board of directors for Twist. Prior to co-founding Twist, Dr. Leproust served in various positions at Agilent Technologies, Inc., an analytical instrumentation development and manufacturing company, most recently as its Director, Applications and Chemistry R&D from February 2009 to April 2013. She serves on the Board of Directors of the Nuclear Threat Institute, a nonprofit global security organization focused on reducing nuclear and biological threats imperiling humanity, and is a co-founder of Petri, an accelerator for start-ups at the forefront of engineering and biology. Dr. Leproust has published over 30 peer-reviewed papers – many on applications of synthetic DNA, and is the author of numerous patents. Dr. Leproust holds a Ph.D. in Organic Chemistry from the University of Houston and a M.Sc. in Industrial Chemistry from the Lyon School of Industrial Chemistry. Dr. Leproust’s qualifications to serve on our Board include her extensive professional and educational experience in the life sciences industry.
Keith Meister has served as a member of our Board since January 2022, and previously served as the Chairman of the Board of CMLS from July 2020 to July 2021. He founded Corvex Management LP, a New York based investment manager, in December 2010 and since its inception has served as its Managing Partner and Chief Investment Officer. From 2003 to 2010, Mr. Meister

served as Chief Executive Officer and then Principal Executive Officer and Vice Chairman of the Board of Icahn Enterprises L.P. (Nasdaq: IEP), the primary investment vehicle for Carl Icahn. In addition, Mr. Meister previously served as Chairman of CM Life Sciences II Inc. from December 2020 to September 2021 and CM Life Sciences III Inc. from January 2021 to December 2021. Mr. Meister also serves on the Board of Directors of MGM Resorts International (NYSE: MGM), a global hospitality and entertainment company, and its affiliate BetMGM, Vestis (NYSE: VSTS), a provider of rental uniforms and workplace supplies and Illumina, Inc. (Nasdaq: ILMN), a global leader in DNA sequencing and array-based technologies. Mr. Meister has previously served on the Board of Directors of numerous other public companies in his career, including Yum! Brands Inc. (NYSE: YUM), The Williams Companies, Inc. (NYSE: WMB), ADT, Inc. (NYSE: ADT), Ralcorp Holdings, Inc. and Motorola, Inc. (now Motorola Solutions, Inc., NYSE: MSI/Motorola Mobility, Inc.). He is Chairman of the board of the Harlem Children’s Zone and also serves on the board of trustees of the American Museum of Natural History. Mr. Meister holds a B.A. degree in government from Harvard College where he graduated cum laude. His qualifications to serve on our board of directors include his extensive leadership experience as managing partner and executive officer of an investment firm and a diversified holding company, his extensive public company directorship experience in a variety of industries, and his expertise in finance, capital markets, strategic development, and risk management.
Richard C. Pfenniger, Jr., has served as a member of our Board since April 2022. Mr. Pfenniger is also a private investor who has served as an executive officer of several companies, including as Chief Executive Officer and President of Continucare Corporation, a provider of primary care physician and practice management services, from 2003 until 2011, where he also served as Chairman of the Board of Directors of Continucare Corporation from 2002 until 2011. Previously, Mr. Pfenniger served as the Chief Executive Officer and Vice Chairman of Whitman Education Group, Inc. from 1997 through 2003. Prior to joining Whitman, he served as the Chief Operating Officer of IVAX from 1994 to 1997, and, from 1989 to 1994, he served as the Senior Vice President-Legal Affairs and General Counsel of IVAX Corporation. Prior thereto he was engaged in the private practice of law. Mr. Pfenniger currently serves as a director of OPKO Health, Inc., a biopharmaceutical and medical diagnostics company, Cocrystal Pharma, Inc., a development stage pharmaceutical company, and Fluent, Inc., a data driven performance marketing company. He also serves as the Vice Chairman of the Board of Trustees and as a member of the Executive Committee of the Phillip and Patricia Frost Museum of Science. Mr. Pfenniger previously served as a director of Asensus Surgical, Inc., a medical device company, BioCardia, Inc., clinical-stage regenerative medicine company developing novel therapeutics for cardiovascular diseases, IntegraMed America, Inc., a private specialty healthcare services company offering products and services to patients and providers in the fertility and vein care segments of the health industry, GP Strategies, Inc., a corporate education and training company, and Wright Investors’ Services Holdings, Inc., an investment management and financial advisory firm, Vein Clinics of America and Wright Investors’ Services Holdings, Inc., an investment management and financial advisory firm. Mr. Pfenniger’s experience as a chief executive officer, chief operating officer and general counsel, and knowledge of the healthcare business provide him with the qualifications and skills to serve as a director on our Board.
Family Relationships
There are no familial relationships among any of our directors and executive officers.
Director Compensation
Please see the section entitled “Executive Compensation—Director Compensation” for a summary of payments made to our directors.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS
THAT OUR STOCKHOLDERS VOTE “FOR ALL NOMINEES”
IN THE ELECTION OF THE CLASS I DIRECTORS.

PROPOSAL NO. 2 - THE AUDITOR RATIFICATION
Our Audit Committee has selected Ernst & Young LLP as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2025. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since the closing of the Business Combination, and the independent registered public accounting firm of Legacy Sema4 prior to the closing of the Business Combination. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.
At the Annual Meeting, the stockholders are being asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Although ratification by stockholders is not required by law, our Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and the interests of our stockholders.
Independent Registered Public Accounting Firm Fees and Services
The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2024 and 2023:
Principal Accountant Fees and Services

Fees Billed to GeneDx	Fiscal Year 2024	Fiscal Year 2023
Audit fees(1)	$1,920,500	$1,955,000
(1)“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly condensed consolidated financial statements; consents, and assistance with and review of documents filed with the SEC; comfort letters during fiscal year 2024; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States) and subsequent SEC filings including registration statements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered by our independent registered public accounting firm. The Audit Committee pre-approves, and may establish pre-approval policies and procedures for, all audit and non-audit related services provided by our independent registered public accounting firm as permitted by the Nasdaq rules, applicable laws and rules and regulations of the SEC and other applicable laws and regulations. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS
THAT OUR STOCKHOLDERS VOTE “FOR”
THE AUDITOR RATIFICATION.

REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
Our Audit Committee has reviewed and discussed with our management and Ernst & Young LLP our audited consolidated financial statements for the year ended December 31, 2024. Our Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding “Communications with Audit Committees.”
Our Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.
Based on the review and discussions referred to above, our Audit Committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2024 for filing with the U.S. Securities and Exchange Commission.
Submitted by the Audit Committee
Keith Meister, Chair
Emily Leproust
Richard C. Pfenniger, Jr.
EXECUTIVE OFFICERS
Management
The following table sets forth the names, ages as of April 15, 2025, and certain other information regarding our executive officers and directors:

Name	Age	Position
Executive Officers:
Katherine Stueland	49	Chief Executive Officer and Director
Kevin Feeley	44	Chief Financial Officer
Bryan Dechairo	52	Chief Operating Officer
For information regarding Ms. Stueland, please see the section entitled “Proposal No. 1 - The Class I Director Election.”
Executive Officers
Kevin Feeley has served as our Chief Financial Officer since August 2022. Mr. Feeley previously served as Senior Vice President of Operations and Head of GeneDx from May 2022 to August 2022. Prior to joining us, Mr. Feeley served as Chief Financial Officer of OPKO Health’s diagnostics division from 2016 to 2022, which included BioReference Laboratories, Inc. and Legacy GeneDx, prior to the Acquisition. Mr. Feeley previously served as the U.S. Controller at Reckitt Benckiser, a global consumer packaged goods company focused on health, hygiene, and nutrition brands. He also previously led SEC reporting at Bausch Health Companies, a public specialty pharmaceutical company, and spent twelve years in the audit practice of KPMG LLP working closely with large multinational pharmaceutical companies. Mr. Feeley is a certified public accountant and holds a BBA from James Madison University.
Bryan Dechairo has served as our Chief Operating Officer since January 2025. Dr. Dechairo previously served as President and Chief Executive Officer of Sherlock Biosciences, Inc., a molecular diagnostics company, from June 2021 to December 2024, and as Officer and Executive Vice President of Development at Myriad Genetics, Inc., a genetic testing and precision medicine company, from August 2017 to April 2021. Dr. Dechairo previously served on the Board of Directors of Biocartis Group NV from March 2023 to December 2024. Dr. Dechairo holds a Ph.D. in Human Genetics from the University College of London and a B.A. in Integrative Biology from the University of California, Berkeley.

EXECUTIVE COMPENSATION
Executive Compensation Overview
All share amounts, exercise prices and other amounts set forth in this section have been adjusted for the impact of the Reverse Stock Split.
Objectives of our Executive Compensation Program
The main objectives of our executive compensation program are to create a competitive total rewards package to attract, retain and incent qualified executive officers who will lead us to long-term success and enhance stockholder value based on the balanced attainment of short-term performance objectives and long-term strategic goals. Each element of our compensation program supports these objectives.
Compensation of our Named Executive Officers
The following tables and accompanying narrative disclosure set forth information about the compensation earned by our named executive officers for the year ended December 31, 2024, who were:
•Katherine Stueland, our Chief Executive Officer,
•Jason Ryan, our former Executive Chairman of the Board and our current Chairman of the Board, and
•Kevin Feeley, our Chief Financial Officer.

On February 23, 2024, Mr. Ryan resigned from his officer position as the Executive Chairman of the Company, effective February 23, 2024. Mr. Ryan continues to serve as a member of and as the Chairman of the Board of Directors.
In general, the named executive officers’ compensation primarily consists of (1) base salary, (2) annual discretionary cash bonus and (3) equity incentive awards. Our named executive officers, during their employment with us, are also eligible to participate in the same retirement and health and welfare benefit plans as our other full-time employees. In the case of Mr. Ryan, however, Mr. Ryan was compensated as an executive officer during 2023 in connection with his role as our former Executive Chairman pursuant to his prior employment agreement, and Mr. Ryan was compensated as a director during 2024 in connection with his role as our Chairman of the Board pursuant to our non-employee director compensation policy. For ease of reference, his compensation earned for his service as a non-employee director in 2024 is included in both the “2024 Summary Compensation Table” below and in the “2024 Director Compensation Table” later in this section.
2024 Summary Compensation Table
The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to and earned by our named executive officers during the years ended December 31, 2024 and December 31, 2023:

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	All Other Compensation(3)	Total
Katherine Stueland, CEO	2024	$675,000	$950,000	$2,796,800	$—	$—	$4,421,800
	2023	675,000	—	2,829,420	—	—	3,504,420
Jason Ryan, Board Chair (4)	2024	$6,490	$—	$338,480	$—	$96,500	$441,470
	2023	343,471	—	628,754	—	16,500	988,725
Kevin Feeley, CFO	2024	$450,000	$315,000	$568,100	$—	$16,500	$1,349,600
	2023	450,000	—	1,086,035	—	16,500	1,552,535
(1)The amounts reported reflect the annual performance-based cash bonus amounts awarded to our named executive officers for their service in 2024 and 2023, as applicable. For additional information regarding the bonus compensation, see “—Bonuses.”
(2)Amounts represent the grant date fair value of the restricted stock units awarded to the named executive officer during 2024 and 2023 in accordance with FASB Accounting Standards Codification Topic 718. The assumptions used in determining the grant date fair value of the restricted stock units are set forth in Note 11 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. In the case of Mr. Ryan, the RSUs granted to him in 2024 represent those RSUs granted pursuant to our non-employee director compensation policy.
(3)The 2024 amounts reported in this column represent (x) our matching contributions made on behalf of Mr. Ryan and Mr. Feeley of $16,500 each under our 401(k) plan; and (y) in the case of Mr. Ryan, director cash compensation of $80,000 during 2024. The $80,000 of director fees for Mr. Ryan consisted of (i) a cash retainer of $40,000 for his service as a non-employee director and (ii) an additional cash retainer of $40,000 for his service as our non-executive chairman of the Board. The 2023 amounts reported in this column reflect the following changes to the amounts previously reported: deductions of $70,915 for Ms. Stueland, $3,739 for Mr. Ryan, and $21,692 for Mr. Feeley, which represent reimbursements for expenses that were integrally and directly related to the performance of each of their respective executive duties.
(4)Following the expiration of his employment agreement on December 31, 2023 in accordance with its terms, on February 23, 2024, Mr. Ryan resigned from his officer position as the Executive Chairman of the Company, effective February 23, 2024. Mr. Ryan continues to serve as a member of and as the Chairman of the Board of Directors and receives cash and equity compensation pursuant to our non-employee director compensation policy.
Narrative Disclosure to the Summary Compensation Table
Salary
Base salary represents the fixed portion of the compensation of our named executive officers and is an important element of compensation intended to attract and retain highly-talented individuals by providing an amount of fixed pay that compensates executives for their scope of responsibility, skill-level and performance.
No changes were made to the salaries of named executive officers during 2024. The base salaries paid to our named executive officers during 2024 are set forth in the Summary Compensation Table above.
Bonuses
Under their employment agreements, Ms. Stueland and Mr. Feeley are entitled to receive annual bonuses based on the achievement of corporate objectives focused on revenue growth, gross margins and efficient usage of cash. Individual performance objectives are factored into the bonus determination as well. For the 2024 bonuses, the target annual bonuses for both Ms. Stueland and Mr. Feeley were equal to 100% and 50%, respectively, of their respective annual base salaries. Ms. Stueland’s 2024 bonus consisted of $675,000 pursuant to the 2024 annual bonus program and a supplemental bonus payment of $275,000 with respect to her 2024 performance. Mr. Feeley’s 2024 bonus consisted of $225,000 pursuant to the 2024 annual bonus program and a supplemental bonus payment of $90,000 with respect to his 2024 performance.
Equity Awards
Our company offers service-based restricted stock units (“RSUs”) to our named executive officers as the long-term incentive component of our compensation program. Although we historically provided stock options to our named executives officers in addition to RSUs as the long-term incentive component to our compensation program, we no longer provide such stock options to our named executive officers. During 2024 and 2023, Ms. Stueland and Mr. Feeley received RSU awards, in each case, in recognition of their service to us and to further incentivize continued performance. During 2024, Mr. Ryan received an RSU award in consideration of his service as a non-employee director, as described below under “–2024 Non-Employee Director Compensation.” Generally, our equity-based awards vest over four years, subject to the employee’s continued employment with us on each vesting date.
Performance-Based Equity Awards
In March 2025, we introduced performance-based RSUs as a component of the compensation to our named executive officers and certain other executive officers, which reflects our commitment to maintaining and evolving a robust pay for performance compensation program. Our 2025 performance-based RSUs include performance metrics tied to revenue and adjusted net income. We believe that these changes will further align the interests of our named executive officers and our stockholders.

Outstanding Equity Awards at 2024 Fiscal Year-End
The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2024:

	Option Awards (1)						Stock Awards (1)
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(*)
Katherine Stueland	5/2/2022	(2)	67,255	40,355	$72.60	5/2/2032
	5/2/2022	(2)					23,244	$1,786,534
	12/9/2022	(3)					52,372	$4,025,312
	4/26/2023	(3)					168,750	$12,970,125
	3/26/2024	(8)					320,000	$24,595,200
Jason Ryan	10/15/2021	(4)	675	—	$257.07	10/15/2031
	10/15/2021	(5)	675	—	$257.07	10/15/2031
	1/18/2022	(6)	13,022	—	$113.85	1/18/2032
	6/26/2024	(7)					12,924	$993,339
Kevin Feeley	5/2/2022	(2)	13,076	7,848	$72.60	5/2/2032
	9/1/2022	(3)	11,208	8,719	$32.67	9/1/2032
	5/2/2022	(2)					4,520	$347,407
	9/1/2022	(3)					5,021	$385,914
	12/9/2022	(3)					19,697	$1,513,911
	4/26/2023	(3)					64,772	$4,978,376
	3/26/2024	(8)					65,000	$4,995,900
*    The closing market price of our Class A Common Stock on December 31, 2024, was $76.86 per share. This was the last market day of 2024.
(1)The outstanding stock options were granted under our 2021 Equity Incentive Plan and pursuant to our prior merger agreements, as applicable. The outstanding RSUs were granted under our 2021 Equity Incentive Plan and pursuant to our prior merger agreements, as applicable.
(2)1/4th of the total shares underlying the stock options vest on April 29, 2023, 1/4th of the total shares underlying the stock options vest on April 29, 2024, and 1/16th of the total shares underlying the stock option vest on each quarterly anniversary thereof through April 29, 2026.
(3)These stock options and RSUs vest in quarterly installments over a four-year period.
(4)These stock options were granted to Mr. Ryan in connection with his service as a member of our board of directors, prior to his appointment as our former Executive Chairman. These stock options vested on the earlier of (i) the date of the next annual meeting of the Company’s stockholders following the grant date and (i) the first anniversary of the grant date.
(5)These stock options were granted to Mr. Ryan in connection with his service as a member of our board of directors, prior to his appointment as our former Executive Chairman. The stock options vested in equal monthly installments over the three-year period following the grant date.
(6)The shares underlying the stock option fully vested on December 31, 2022.
(7)These RSUs vest in quarterly installments on the earlier of (i) the date of the next annual meeting of the Company’s stockholders following the grant date and (i) the first anniversary of the grant date.
(8)These RSUs vest in quarterly installments each year on the anniversary of the grant date.

Employment Agreements with Our Named Executive Officers
Each of Ms. Stueland and Mr. Feeley have entered into an employment agreement with us that provides for at-will employment and includes each named executive officer’s base salary, standard employee benefit plan participation and a discretionary annual bonus. The employment agreements provide for an initial annual base salary and a target annual bonus of 100% of annual base salary in the case of Ms. Stueland, and an initial annual base salary and a target annual bonus of 50% of annual base salary in the case of Mr. Feeley.
Mr. Ryan previously entered into an employment agreement with us that expired in accordance with its terms on December 31, 2023 and provided for an annual base salary and a target annual bonus of 100% of annual base salary. Mr. Ryan’s employment agreement also provided that he would be employed 50% of his time by us. Following the expiration of his employment agreement on December 31, 2023 in accordance with its terms, on February 23, 2024, Mr. Ryan resigned from his officer position as the Executive Chairman of the Company, effective February 23, 2024. Mr. Ryan continues to serve as a member of and as the Chairman of the Board of Directors.

Ms. Stueland’s and Mr. Feeley’s employment agreements also provide for the potential payments and benefits upon a termination of employment or in connection with a change in control as described below in “—Potential Payments upon Termination or Change in Control.” For more information, see “—Outstanding Equity Awards at 2024 Fiscal Year-End.”

Potential Payments upon Termination or Change in Control
Pursuant to her employment agreement, if Ms. Stueland is terminated without “cause” or resigns for “good reason” (as such terms are defined in her employment agreement) other than in connection with a change in control, she will be entitled to receive 24 months of base salary continuation and 12 months of continued coverage under our group health benefit plans, subject to her execution of a release of claims. If instead such termination occurs within the period commencing three months prior to (or the date on which the Company has commenced engagement with a change in control counterparty, if later) and ending 12 months following a change in control, she will be entitled to receive 24 months of base salary continuation, a lump sum payment equal to two times her target annual bonus, 24 months of continued coverage under our group health benefit plans, and accelerated vesting of her outstanding equity-based compensation awards, subject to her execution of a release of claims.
Pursuant to his employment agreement, if Mr. Feeley is terminated without “cause” or resigns for “good reason” (as such terms are defined in his employment agreement) other than in connection with a change in control, he will be entitled to receive 9 months of base salary continuation and 12 months of continued coverage under our group health benefit plans, subject to his execution of a release of claims. If instead such termination occurs within the 12-month period following a change in control, he will be entitled to receive 12 months of base salary continuation, a lump sum payment equal to one times his target annual bonus, 12 months of continued coverage under our group health benefit plans, and accelerated vesting of his outstanding equity-based compensation awards, subject to his execution of a release of claims.
Compensation Committee Interlocks and Insider Participation
The directors who were members of our compensation committee during 2024 were Joshua Ruch, Emily Leproust and Eli Casdin. None of them at any time has been one of our officers or employees. None of our executive officers serves, or in the past has served, as a member of the Board or compensation committee of any entity that has one or more of its executive officers serving on our Board or our compensation committee.
Director Compensation
2024 Non-Employee Director Compensation
During 2024, our non-employee directors received an annual cash retainer of $40,000, payable quarterly, and a grant of 12,924 RSUs, having an aggregate grant-date value of $338,480, which vest on the earlier of the first anniversary of the grant date and the next annual meeting of our stockholders. The RSU grants were recommended by our Compensation Committee and approved by our Board, based on a review conducted by our independent compensation consultant, Aon, of the equity grant practices of our compensation peer group relative to their market capitalizations. Our non-executive chairman of the board, Mr. Ryan, received an additional cash retainer of $40,000, payable quarterly. New non-employee directors would have received a grant of RSUs upon joining our Board with an aggregate grant-date value of $400,000 vesting over the three-year period following the grant date, in each case subject to such new non-employee director continuing to provide services to us through such vesting date. No new non-employee directors joined our Board during 2024.
Members of our Audit Committee received an additional annual cash retainer of $10,000, and the chairperson of our Audit Committee received an additional cash retainer of $20,000 (in lieu of the annual retainer for membership on the Audit Committee). Members of our Compensation Committee received an additional annual cash retainer of $7,500, and the chairperson of our Compensation Committee received an additional cash retainer of $15,000 (in lieu of the annual retainer for membership on the Compensation Committee). Members of our Nominating and Governance Committee received an additional annual cash retainer of $5,000, and the chairperson of our Nominating and Governance Committee received an additional cash retainer of $10,000 (in lieu of the annual retainer for membership on the Nominating and Governance committee).

Current Non-Employee Director Compensation Policy
On April 10, 2025, we adopted a non-employee director compensation policy after receiving feedback from our independent compensation consultant, Aon, on applicable market practices. Our policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Our non-employee directors will receive an annual cash retainer of $50,000 (up from $40,000 in 2024), payable quarterly, and a grant of RSUs with an aggregate grant-date value of $240,000 (compared to $338,480 in 2024), which will vest on the earlier of the first anniversary of the grant date and the next annual meeting of our stockholders, in each case subject to such non-employee director continuing to provide services to us through such vesting date. New non-employee directors will receive a grant of RSUs upon joining our Board with an aggregate grant-date value of $420,000 (up from $400,000 in 2024), which will vest over the three-year period following the grant date, in each case subject to such new non-employee director continuing to provide services to us through such vesting date.
Our non-executive chairman of the Board, Mr. Ryan, will receive an additional retainer of $50,000. Members of our Audit Committee will receive an additional annual cash retainer of $10,000, and the chairperson of our Audit Committee will receive an additional cash retainer of $20,000 (in lieu of the annual retainer for membership on the Audit Committee). Members of our Compensation Committee will receive an additional annual cash retainer of $7,500, and the chairperson of our Compensation Committee will receive an additional cash retainer of $15,000 (in lieu of the annual retainer for membership on the Compensation Committee). Members of our Nominating and Governance Committee will receive an additional annual cash retainer of $5,000, and the chairperson of our Nominating and Governance Committee will receive an additional cash retainer of $10,000 (in lieu of the annual retainer for membership on the Nominating and Governance Committee).
In addition, in no event will the total amount of annual compensation granted or paid to any non-employee director exceed $750,000 in a calendar year, increased to $1,000,000 in the calendar year of his or her initial services as a non-employee director, calculated in accordance with our Amended and Restated 2021 Equity Incentive Plan (the “2021 EIP”).
2024 Director Compensation Table
The following table sets forth the compensation earned by or paid to our non-employee directors for services provided during the year ended December 31, 2024. Ms. Stueland did not receive any compensation for her service as a director during fiscal year 2024, while also serving as Chief Executive Officer. Other than as described below, none of our non-employee directors received any fees or reimbursement of any expenses (other than customary expenses in connection with the attendance of meetings of our Board) or any equity or non-equity awards in the year ended December 31, 2024. Please see the section entitled “Executive Compensation—2024 Summary Compensation Table” for a summary of payments made to Ms. Stueland.

Name	Fees Earned or Paid in Cash	Option Awards (1)(2)	Restricted Stock and Other Securities (1)(2)	Total
Joshua Ruch	$60,000	$—	$338,480	$398,480
Eli D. Casdin	$52,500	$—	$338,480	$390,980
Emily Leproust, Ph.D.	$67,500	$—	$338,480	$405,980
Keith Meister	$60,000	$—	$338,480	$398,480
Richard C. Pfenniger, Jr.	$50,000	$—	$338,480	$388,480
Jason Ryan	$80,000	$—	$338,480	$418,480
(1)The amounts reported in this column represent the aggregate grant date fair value of the awards granted under our 2021 Equity Incentive Plan to our directors during the year ended December 31, 2024, as computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair value of the awards reported in the Option Awards and Restricted Stock and Other Securities columns are set forth in Note 11 to our financial statements included elsewhere in this proxy statement. Note that the amounts reported in this column reflect the aggregate accounting cost for these awards granted during the year, and do not necessarily correspond to the actual economic value that may be received by the director from the awards.

(2)The following table sets forth information regarding the aggregate number of shares of our Class A Common Stock underlying outstanding stock options held by our non-employee directors as of December 31, 2024 and the aggregate number of unvested shares of our Class A Common Stock underlying outstanding RSU awards held by our non-employee directors as of December 31, 2024:

Name	Shares Underlying Unexercised Stock Options	Unvested Shares of Restricted Stock Units
Joshua Ruch	12,557	12,924
Eli D. Casdin	11,882	12,924
Emily Leproust, Ph.D.	11,882	12,924
Keith Meister	11,207	12,924
Richard C. Pfenniger, Jr.	13,598	13,842
Jason Ryan	14,372	12,924
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information, as of December 31, 2024, concerning securities authorized for issuance under the 2021 EIP, our 2021 Employee Stock Purchase Plan (the “2021 ESPP”), our 2023 Equity Inducement Plan (the “Equity Inducement Plan”) and Legacy Sema4’s 2017 Equity Incentive Plan (the “2017 Plan”), as well as certain inducement awards granted in accordance with Nasdaq Listing Rules prior to the adoption of the Equity Inducement Plan. The 2021 EIP and 2021 ESPP contain “evergreen” provisions, pursuant to which on January 1st of each year we automatically add 5% and 1%, respectively, of our shares of Class A Common Stock outstanding on the preceding December 31 to the shares reserved for issuance under the 2021 EIP and 2021 ESPP. In addition, pursuant to a “pour over” provision in our 2021 EIP, options that were cancelled, expired or terminated under the 2017 Plan were added to the number of shares reserved for issuance under our 2021 EIP.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(2) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (#)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	88,242	$49.33	3,814,998	(3)
Equity compensation plans not approved by security holders	202,721 (4)	$36.62	468,988	(5)
Total	290,963		4,283,986
(1)Consists of options to purchase shares of our Class A Common Stock.
(2)The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding RSUs, which have no exercise price, or any shares that may be issued pursuant to outstanding rights to purchase shares under our 2021 ESPP.
(3)Consists of (i) 1,530,079 shares underlying RSU awards representing the right to acquire shares of our Class A Common Stock, (ii) 1,715,088 shares remaining available for issuance under the 2021 EIP, and (iii) 569,831 shares remaining available for issuance under the 2021 ESPP. On January 1, 2025, an additional 1,400,827 shares of Class A Common Stock became available for future issuance under the 2021 EIP and an additional 280,165 shares of Class A Common Stock became available for issuance under the 2021 ESPP, both pursuant to each plan’s evergreen provisions.
(4)Consists of (i) 122,390 outstanding stock options that were assumed in connection with the Business Combination, and (ii) 80,331 outstanding inducement stock options granted in accordance with Nasdaq Listing Rules. No additional awards may be granted under the 2017 Plan pursuant to which such assumed stock options were initially granted.
(5)Consists of (i) 326,816 inducement RSU awards granted in accordance with Nasdaq Listing Rules (including pursuant to the Equity Inducement Plan); and (ii) 142,172 shares remaining available for issuance under the Equity Inducement Plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions
The following is a description of transactions since January 1, 2023 and currently proposed transactions in which:
a.we have been or will be a participant;
b.the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets as of year-end for the last two completed fiscal years; and
c.any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Related Party Transactions Related to the Underwritten and Registered Direct Offerings
Underwritten Offering
Certain of our principal stockholders and their affiliated entities, including certain of our directors and stockholders affiliated with certain of our directors, purchased an aggregate of 6,320,343 shares (or 208,571,426 shares before adjusting for the Reverse Stock Split) of our Class A Common Stock in our underwritten public offering that closed on January 31, 2023 (the “Underwritten Offering”) at an offering price of $11.55 per share (or $0.35 per share before adjusting for the Reverse Stock Split). The following table summarizes the shares of Class A Common Stock purchased by members of our Board of Directors or their affiliates and holders of more than 5% of our outstanding Class A Common Stock:

	Shares of Class A Common Stock
Purchaser	Number of Shares	Aggregate Gross Consideration ($)
Entities affiliated with Casdin(1)	2,597,402	$30,000,000
Entities affiliated with Deerfield (2)	1,428,571	$16,500,000
Icahn School of Medicine at Mount Sinai(3)	865,800	$10,000,000
Section 32 Fund 2, L.P.(4)	865,800	$10,000,000
OPKO Health, Inc.(5)	432,900	$5,000,000
Entities affiliated with Rho Partners(6)	129,870	$1,500,000
Total	6,320,343	$73,000,000

(1)After adjustment for the Reverse Stock Split consists of 2,597,402 shares of Class A Common Stock offered and sold to entities whose general partner is Casdin Capital, LLC. Eli D. Casdin, a member of our Board, is a managing member of Casdin Capital, LLC.
(2)After adjustment for the Reverse Stock Split consists of 1,428,571 shares of Class A Common Stock offered and sold to entities whose investment manager is Deerfield Management Company, L.P., which held more than 5% of our outstanding Class A Common Stock at the time of the Underwritten Offering.
(3)After adjustment for the Reverse Stock Split consists of 865,800 shares of Class A Common Stock offered and sold to Icahn School of Medicine at Mount Sinai, which held more than 5% of our outstanding Class A Common Stock at the time of the Underwritten Offering.
(4)After adjustment for the Reverse Stock Split consists of 865,800 shares of Class A Common Stock offered and sold to Section 32 Fund 2, L.P., which is an affiliate of Michael Pellini, a former member of our Board who resigned in February 2023.
(5)After adjustment for the Reverse Stock Split consists of 432,900 shares of Class A Common Stock offered and sold to OPKO Health, Inc., which held more than 5% of our outstanding Class A Common Stock at the time of the Underwritten Offering.
(6)After adjustment for the Reverse Stock Split consists of 99,799 shares of Class A Common Stock offered and sold to Vaal Investment Partners Q9 LP, 20,148 shares of Class A Common Stock offered and sold to Rugu2 LLC, and 9,923 shares of Class A Common Stock offered and sold to Kariba LLC. Rho Partners is an affiliate of Joshua Ruch, a member of our Board.
Registered Direct Offering
On January 26, 2023, we entered into subscription agreements with Corvex Select Equity Master Fund LP, Corvex Master Fund LP and Corvex Dynamic Equity Select Master Fund LP (the “Corvex Funds”), which are institutional investors affiliated with Keith Meister, a member of our Board, relating to a registered direct offering (the “Direct Offering”) of 100,000,000 shares of Class A Common Stock at $0.35 per share (or $11.55 per share after adjusting for the Reverse Stock Split) for a total consideration of $35,000,000. On January 31, 2023, we issued 77,663,376 shares (or 2,353,435 shares after adjusting for the Reverse Stock Split) in the Direct Offering, and on April 17, 2023, we issued 22,336,624 shares (or 676,867 shares after adjusting for the Reverse Stock Split) in connection with the Direct Offering. The following table sets forth the aggregate number of shares of our Class A Common Stock that we issued to the Corvex Funds in the Direct Offering:

	Shares of Class A Common Stock
Purchaser	Initial Direct Offering Shares	Additional Direct Offering Shares	Aggregate Gross Consideration ($)
Corvex Master Fund LP	757,808	217,953	$11,270,000
Corvex Select Equity Master Fund LP	1,435,595	412,889	$21,350,000
Corvex Dynamic Equity Select Master Fund LP	160,033	46,026	$2,380,000
Total	2,353,436	676,868	$35,000,000
Related Party Transactions Related to the Acquisition
Transition Services
In connection with the closing of the Acquisition, OPKO Health, Inc. (“OPKO”), the parent of Legacy GeneDx (and a former holder of more than 5% of our Class A Common Stock), and we entered into a Transition Services Agreement dated as of April 29, 2022 (the “OPKO TSA”) pursuant to which OPKO agreed to provide, at cost, subject to certain limited exceptions, in order to facilitate the transactions contemplated by the Agreement and Plan of Merger and Reorganization, dated January 14, 2022, by and among the Company, GeneDx, Inc., OPKO, Orion Merger Sub I, Inc., Orion Merger Sub II, LLC, and GeneDx Holding 2, Inc. (as amended, the “Acquisition Merger Agreement”), including human resources, information technology support, and finance and accounting. Services in connection with the OPKO TSA were fully completed in October 2023. We made direct payments to OPKO of approximately $1.2 million pursuant to such transition services agreement in 2023.
Milestone Shares
Pursuant to the Acquisition Merger Agreement, the Company had reserved 30,864,198 shares of Class A Common Stock (or 935,278 shares after adjusting for the Reverse Stock Split) to be issued to OPKO upon the occurrence of certain Milestone Events (as defined in the Acquisition Merger Agreement) (such shares, the “Milestone Shares”). On April 14, 2023, the Company issued 23,148,148 Milestone Shares (or 701,459 shares after adjusting for the Reverse Stock Split), which amounted to a fair market value of approximately $6.7 million based on the closing price of our Class A Common Stock on April 14, 2023, to OPKO in accordance with the Acquisition Merger Agreement following the achievement of certain Milestone Events for the fiscal year ended December 31, 2022. The second milestone payment was determined to be zero as the Milestone Events were not achieved for the fiscal year ended December 31, 2023.
Working Capital Adjustment
In connection with the Acquisition and pursuant to the terms of the Acquisition Merger Agreement, we received a cash payment totaling approximately $1.3 million from OPKO in March 2023 to account for the Net Working Capital Shortfall (as defined in the Acquisition Merger Agreement) of Legacy GeneDx that was part of the initial consideration for the Acquisition.
Licenses and Subleases
We were a party to several space license agreements and continue to be a party to sublease agreements with the Mount Sinai Health System (which we refer to together with its related entities as “Mount Sinai”) pursuant to which we leased approximately 124,000 square feet of office and laboratory space in Stamford, Connecticut for our headquarters and laboratory operations. The laboratory space ceased operations as part of the Company’s announced exits in 2022 from reproductive health and somatic tumor testing. This facility as well as a portion of its headquarters located in Stamford, Connecticut are actively being marketed for sublet; however, the lease obligations remain outstanding. Rent expense for all facilities subleased by Icahn School of Medicine at Mount Sinai (a former holder of more than 5% of our Class A Common Stock) (“ISMMS”) to Legacy Sema4, for which sublease we provide guaranty for Legacy Sema4’s obligations thereunder, was $4.5 million for the year ended December 31, 2024 and $4.0 million for the year ended December 31, 2023. The total future minimum lease payments due under the sublease was $71.5 million on an undiscounted basis as of December 31, 2024. In March 2023, we executed an agreement with ISMMS to opt into the early termination clause set forth in the original prime lease agreement that was entered into by Mount Sinai on behalf of us, which resulted in a reduction to the total future minimum lease payments.

Employee Compensation
We provided partial reimbursement to Mount Sinai under a contractual arrangement for limited compensation, services, and related expenses for certain individuals employed by Mount Sinai. For the years ended December 31, 2024 and 2023, the total amount of such reimbursement for employee compensation and expenses incurred by us was equal to approximately $0.2 million and $0.6 million, respectively.
Commercial Relationships
Mount Sinai
We provided products and services to Mount Sinai at fair market value, including for certain oncology testing, research services and clinical data services. Mount Sinai pays for certain of these services in cash, and for other of these services in kind through performing components of collaborative research projects and/or the provision of intellectual property and data rights.
In particular, these arrangements included a data structuring and curation services agreement, dated August 1, 2019, with ISMMS and certain other Mount Sinai entities, pursuant to which we provided certain data structuring and clinical support services to Mount Sinai, including the delivery to Mount Sinai of a curated dataset and interface allowing Mount Sinai users to query the curated dataset as mutually agreed by the parties. As compensation for these services, Mount Sinai provided us certain rights to use de-identified curated data. The data structuring and curation services agreement was terminated, effective March 26, 2024.
We also receive products and services from Mount Sinai at fair market value, including for certain research and clinical services, development services and lab services, and licenses certain intellectual property from Mount Sinai. Pursuant to these arrangements, we made direct payments to Mount Sinai of approximately $1.8 million and $1.3 million for the years ended December 31, 2024 and 2023, respectively.
OPKO
We provide diagnostic testing services to a subsidiary of OPKO at fair market value. The OPKO subsidiary pays for these services in cash. Pursuant to these arrangements, we received payments of approximately $1.3 million and $3.1 million for the years ended December 31, 2024 and 2023, respectively.
Twist Biosciences
We rely on a limited number of suppliers, one of which is Twist Biosciences Corp. (“Twist”), for certain laboratory reagents, as well as sequencers and other equipment and materials, which we use in our laboratory operations. We entered into a master supply agreement with Twist on January 24, 2023 for the purpose of the supply by Twist of these reagents, equipment and materials to us. Emily Leproust, Ph.D., a member of our Board since September 2020, has been President and Chief Executive Officer of Twist since co-founding Twist in 2013. Since October 2018, she has also served as the chair of the board of directors for Twist. For the years ended December 31, 2024 and 2023, we made payments to Twist of approximately $10.5 million and $3.4 million for lab testing materials, respectively.
Indemnification Agreements
Our Charter contains provisions limiting the liability of directors and executive officers, and our Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our Charter and our Bylaws also provide the Board with discretion to indemnify officers and employees when determined appropriate by our Board.
We have entered into indemnification agreements with each of our directors and executive officers and certain other key employees. The indemnification agreements provide that we will indemnify each of its directors, executive officers, and such other key employees against any and all expenses incurred by that director, executive officer, or other key employee because of his or her status as one of the Company’s directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our Charter and our Bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, the Company will advance all expenses incurred by its directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer, or key employee.
Review, Approval or Ratification of Transactions with Related Parties
On July 22, 2021, we adopted a written related party transaction policy in connection with the completion of the Business Combination. The policy provides that officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with us without the prior consent of our Audit Committee, or other independent members of our Board in the event it is inappropriate for the Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to our Audit Committee for review, consideration, and approval. In approving or rejecting the proposed transactions, our Audit Committee will take into account all of the relevant facts and circumstances available.
Director Independence
The rules of Nasdaq require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an executive officer or employee of the issuer or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. Each individual serving on our Board, other than Katherine Stueland and Jason Ryan, qualifies as an independent director under Nasdaq listing standards. Each director who serves on our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent under Nasdaq listing standards. See the section entitled “Corporate Governance” elsewhere in this proxy statement for more information.
SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our Class A Common Stock as of April 15, 2025, by:
•each stockholder known by us to be the beneficial owner of more than 5% of our Class A Common Stock;
•each of our named executive officers;
•each of our directors; and
•all of our current directors and executive officers as a group.
Percentage ownership of our Class A Common Stock is based on 28,531,642 shares of our Class A Common Stock outstanding on April 15, 2025. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or has the right to acquire a security, such as through the exercise of warrants or stock options or the vesting of RSUs, within 60 days of the date above. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the date above or subject to RSUs that vest within 60 days of such date are considered outstanding and beneficially owned by the person holding such warrants, options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the address of each beneficial owner is c/o GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902.

Name of Beneficial Owners	Number of Shares of Class A Common Stock Beneficially Owned	Percentage of Outstanding Class A Common Stock
Named Executive Officers and Directors:
Katherine Stueland(1)	92,848	*
Jason Ryan(2)	155,858	*
Kevin Feeley(3)	24,203	*
Eli D. Casdin(4)	4,083,172	14.31%
Emily Leproust(5)	186,900	*
Keith Meister(6)	3,863,216	13.54%
Joshua Ruch(7)	214,807	*
Richard C. Pfenniger, Jr.(8)	42,180	*
All Executive Officers and Directors as a Group (9 Persons)(9)	8,459,043	29.6%
5% Stockholders:
Entities affiliated with Casdin Partners Master Fund, LP(10)	3,526,411	12.4%
Corvex Management LP(11)	3,307,519	11.6%
The Goldman Sachs Group, Inc.(12)	1,421,903	5.0%
Entities affiliated with Summit Partners Public Asset Management, LLC(13)	1,426,968	5.0%
*    Less than one percent.
(1)Consists of (i) 1,720 shares of Class A Common Stock, (ii) 80,707 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 15, 2025, and (iii) 10,421 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 15, 2025,
(2)Consists of (i) 130 shares of Class A Common Stock, (ii) 14,372 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 15, 2025, and (iii) 141,356 shares of Class A Common Stock held by a grantor retained annuity trust of which Mr. Ryan is both the trustee and beneficiary.
(3)Consists of (i) 2,972 shares of Class A Common Stock, (ii) 16,937 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 15, 2025, (iii) 3,933 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 15, 2025, and (iv) 361 shares of Class A Common Stock to be issued under the 2021 ESPP (which is an estimated amount of shares to be purchased on April 30, 2025).
(4)Based on the information set forth in a Schedule 13D/A filed with the SEC on May 31, 2024 by CMLS Holdings LLC and a Form 4 filed by Eli D. Casdin on June 24, 2024. Consists of (i) 7,593 shares of Class A Common Stock directly held by Mr. Casdin, (ii) 3,507,164 shares of Class A Common Stock held by Casdin Partners Master Fund, LP, (iii) 19,247 shares of Class A Common Stock held by Casdin Partners GP LLC, (iv) (x) 333,144 shares of Class A Common Stock and (y) 204,141 shares of Class A Common Stock issuable upon the exercise of 204,141 private placement warrants held by CMLS Holdings LLC, and (v) 11,882 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 15, 2025. Casdin Capital, LLC is the investment adviser to Casdin Partners Master Fund, LP, and Casdin Partners GP, LLC is the general partner of Casdin Partners Master Fund, LP. Mr. Casdin is the managing member of Casdin Capital, LLC and Casdin Partners GP, LLC. As such, each of the foregoing may be deemed to have or share beneficial ownership of the Common Stock held directly by Casdin Partners Master Fund, LP. Except for the shares of Class A Common Stock described in (i) and (ii) above, CMLS Holdings LLC is the record holder of the shares reported herein. The Board of Managers of CMLS Holdings LLC is comprised of Mr. Casdin and Mr. Meister who share voting and investment discretion with respect to the common stock held of record by CMLS Holdings LLC. C-LSH LLC and M-LSH LLC are the members of CMLS Holdings LLC, and Mr. Casdin and Mr. Meister are the managing members of C-LSH LLC and M-LSH LLC, respectively. As such, each of the foregoing may be deemed to have or share beneficial ownership of the Common Stock held directly by CMLS Holdings LLC. The business address for the entities listed herein is c/o Corvex Management, L.P., 667 Madison Avenue, New York, NY 10065.
(5)Consists of (i) 8,352 shares of Class A Common Stock, (ii) 166,666 shares of Class A Common Stock underlying private placement warrants that are exercisable within 60 days of April 15, 2025, and (iii) 11,882 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 15, 2025.
(6)Based on the information set forth in a Schedule 13D/A filed with the SEC on May 31, 2024 by CMLS Holdings LLC and a Form 4 filed by Mr. Meister on June 24, 2024. Consists of (i) 7,205 shares of Class A Common Stock held directly by Mr. Meister, (ii) 3,307,519 shares of Class A Common Stock held by Corvex Management, L.P., which may be deemed to be indirectly beneficially owned by Mr. Meister by virtue of Mr. Meister’s control of the general partner of Corvex Management, L.P., (iii) (x) 333,144 shares of Class A Common Stock and (y) 204,141 shares of Class A Common Stock underlying private placement warrants that are exercisable within 60 days of April 15, 2025 held by CMLS Holdings LLC, and (iv) 11,207 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 15, 2025. The Board of Managers of CMLS Holdings LLC is comprised of Mr. Casdin and Mr. Meister who share voting and investment discretion with respect to the Class A Common Stock held of record by CMLS Holdings LLC. C-LSH LLC and M-LSH LLC are the members of CMLS Holdings LLC, and Mr. Casdin and Mr. Meister are the managing members of C-LSH LLC and M-LSH LLC, respectively. As such, each of the foregoing may be deemed to have or share beneficial ownership of the Class A Common Stock held directly by CMLS Holdings LLC. The business address of the entities listed herein is c/o Corvex Management LP, 667 Madison Avenue, New York, NY 10065.
(7)Consists of (i) 211,066 shares of Class A Common Stock, and (ii) 3,741 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 15, 2025.
(8)Consists of (i) 27,664 shares of Class A Common Stock, (ii) 13,598 shares of Class A Common Stock subject to options that are exercisable within 60 days of April 15, 2025, and (iii) 918 shares of Class A Common Stock issuable pursuant to RSUs that will vest within 60 days of April 15, 2025.
(9)Consists of (i) 7,908,277 shares of Class A Common Stock held directly and indirectly by all current directors and current executive officers of the Company as a group, (ii) 15,272 shares of Class A Common Stock issuable pursuant to RSUs held directly by all current directors and executive officers of the Company as a group and that will be vested within 60 days of April 15, 2025, (iii) 164,326 shares of Class A Common Stock subject to options held directly by all current directors and executive officers of the Company as a group and that are exercisable within 60 days of April 15, 2025, (iv) 370,807 shares of Class A Common Stock underlying private placement warrants held directly and indirectly by all current directors and executive officers of the Company as a group and that are exercisable within 60 days of April 15, 2025, and (v) 361 shares of Class A Common Stock to be issued under the 2021 ESPP (which is an estimated amount of shares to be purchased on April 30, 2025).
(10)Based on the information set forth in a Schedule 13D/A filed with the SEC on May 31, 2024 by CMLS Holdings LLC and a Form 4 filed by Casdin Capital LLC on August 5, 2024. Consists of 3,526,411 shares of Class A Common Stock of which (x) Casdin Partners Master Fund, LP holds 3,507,164 shares and (y) Casdin Partners GP, LLC holds 19,247 shares. Casdin Capital, LLC is the investment adviser to Casdin Partners Master Fund, LP and Casdin Partners FO1-MSV LP, and Casdin Partners GP, LLC is the general partner of Casdin Partners Master Fund LP and Casdin Partners FO1-MSV LP. Mr. Casdin is the managing member of Casdin Capital, LLC and Casdin Partners GP, LLC. As such, each of the foregoing may be deemed to have or share beneficial ownership of the Class A Common Stock held directly by Casdin Partners Master Fund, LP. The business address for the entities listed herein is c/o Corvex Management, L.P., 667 Madison Avenue, New York, NY 10065.
(11)Based on the information set forth in a Schedule 13D/A filed with the SEC on May 31, 2024 by CMLS Holdings LLC and a Form 4 filed by Mr. Meister on June 24, 2024. Consists of 3,307,519 shares of Class A Common Stock beneficially owned indirectly by Corvex Management, L.P., which may be deemed to be indirectly beneficially owned by Mr. Meister by virtue of Mr. Meister’s control of the general partner of Corvex Management, L.P. The business address for Corvex Management, L.P. is 667 Madison Avenue, New York, NY 10065.
(12)Based solely on the information set forth in a Schedule 13G filed with the SEC on February 5, 2025 by The Goldman Sachs Group, Inc. (“Goldman”). Consists of 1,421,903 shares of Class A Common Stock held by Goldman. Goldman Sachs & Co, LLC is the investment adviser to Goldman. As such, each of the foregoing may be deemed to have or share beneficial ownership of the Class A Common Stock held directly by Goldman. The business address for Goldman is 200 West Street, New York, NY 10282.
(13)Based solely on the information set forth in a Schedule 13G filed with the SEC on February 12, 2025 by (i) Summit Partners Public Asset Management, LLC (“SPPAM”), (ii) Summit Partners, L.P. (“SP”), (iii) Summit Partners Concentrated Growth L/S Master Fund, L.P. (“Summit Concentrated Growth”), (iv) Summit Partners Technology L/S Master Fund, L.P. (“Summit Technology”), (v) Summit Partners Sustainable Opportunities L/S Fund Limited (“SPSO Limited”), (vi) Summit Partners Sustainable Opportunities L/S QP Fund, L.P. (“SPSO QP”), (vii) Summit Partners Sustainable Opportunities L/S Fund, L.P. (“SPSO LP” and collectively with Summit Concentrated Growth, SPSO QP, SPSO Limited and Summit Technology, the “Funds”), (viii) Summit Partners Alydar GP, L.P. (“Fund GP”), (ix) Summit Partners Alydar GP, LLC (“GP”), (x) Philip Furse, (xi) Timothy Albright, (xii) Robert MacAulay and (xiii) Matthew Curtis. Consists of 1,426,968 shares of Class A Common Stock and call options to purchase shares of Class A Common Stock (“Call Options”) directly held by the Funds and a separately managed account. SPPAM is the investment manager with respect to the shares of Class A Common Stock and Call Options directly held by the Funds and a separately managed account. SP is the Managing Member of SPPAM. Summit Concentrated Growth, Summit Technology and a separately managed account each directly hold shares of Class A Common Stock and Call Options. SPSO Limited, SPSO QP and SPSO LP each directly holds shares of Common Stock. Fund GP is the general partner of Summit Concentrated Growth. SPSO QP, SPSO LP and Summit Technology. GP is the general partner of Fund GP. Philip Furse is the Chief Investment Officer of SPPAM and a Portfolio Manager of SPPAM, with respect to the shares of Common Stock and Call Options directly held by the Funds and the separately managed account of SPPAM. Timothy Albright is a Portfolio Manager of SPPAM with respect to the shares of Common Stock and Call Options directly held by the Funds and the separately managed account of SPPAM. Robert MacAulay is the Chief Risk Officer of SPPAM with respect to the shares of Common Stock and Call Options directly held by the Funds and the separately managed account of SPPAM. Matthew Curtis is a Portfolio Manager of SPPAM with respect to the shares of Common Stock and Call Options directly held by the Funds and the separately managed account of SPPAM. The business address of SPPAM, SPSO QP, SPSO LP, Fund GP, GP, Philip Furse, Timothy Albright, Robert MacAulay and Matthew Curtis is 222 Berkeley Street, 18th Floor, Boston, MA 02116. The business address of Summit Concentrated Growth, Summit Technology and SPSO Limited is c/o Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended December 31, 2024, with the exception of: Forms 4 with respect to the grants of RSUs, which were filed 359 days late on March 28, 2025, on behalf of each of Katherine Stueland and Kevin Feeley.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Representatives of our independent registered public accounting firm, Ernst & Young LLP, will be present at the Annual Meeting. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of the Notice of Internet Availability of Proxy Materials, or this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below.

Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902 or by telephone at (888) 729-1206, to inform us of his or her request; or
•If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.
TRANSFER AGENT AND REGISTRAR
The transfer agent for our securities is Continental Stock Transfer & Trust Company.
SUBMISSION OF STOCKHOLDER PROPOSALS
Our Board is aware of no other matter that may be brought before the Annual Meeting. Under Delaware law, only business that is specified in the Notice of Annual Meeting to stockholders may be transacted at the Annual Meeting.
FUTURE STOCKHOLDER PROPOSALS
We anticipate that the 2026 annual meeting of stockholders will be held no later than June 2026. For any proposal to be considered for inclusion in the proxy statement and form of proxy for the Company’s 2026 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its principal executive offices a reasonable time before the Company begins to print and mail its 2026 annual meeting proxy materials in order to be considered for inclusion in the proxy materials for the 2026 annual meeting. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2026 annual meeting of stockholders must have been received by us not later than December 31, 2025 in order to be considered for inclusion in our proxy materials for that meeting.
In addition to any other applicable requirements, for business and for nominations to be properly brought before an annual meeting by a stockholder, the Bylaws provide that the stockholder must give timely notice in proper written form to our Corporate Secretary at GeneDx Holdings Corp., 333 Ludlow Street, North Tower, 6th Floor, Stamford, Connecticut 06902, Attn: Corporate Secretary, and such business must otherwise be a proper matter for stockholder action. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by the Bylaws. Such notice, to be timely, must be received not less than 75 days nor more than 105 days prior to the first anniversary of the preceding year’s annual meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of the Bylaws (and not pursuant to SEC Rule 14a-8) must be received by April 4, 2026 (but not before March 5, 2026). However, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, a stockholder’s notice must be so received not earlier than the one hundred and fifth (105th) day prior to such annual meeting and not later than the close of business on the later of (A) the ninetieth (90th) day prior to such annual meeting and (B) the tenth (10th) day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. The chairman of our Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures and requirements set forth in the Bylaws.
In addition to complying with the procedures of our Bylaws, including the notice deadlines set forth above and therein, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, must also comply with the additional requirements of Rule 14a-19 under the Exchange Act.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the transaction or the proposals to be presented at the Annual Meeting, you should contact the Company at the following address and telephone number, or email:
333 Ludlow Street
North Tower, 6th Floor
Stamford, Connecticut 06902
Telephone: (888) 729-1206
Email: Investors@GeneDx.com
Attention: Investor Relations
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
If you are a stockholder of the Company and would like to request documents, please do so no later than five business days before the Annual Meeting in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
•Registered Owner (you hold our common stock in your own name through our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): visit www.continentalstock.com and log into your account to enroll.
•Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.
•Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our Class A Common Stock may call Continental Stock Transfer & Trust Company, our transfer agent, by phone at (212) 509-5586, by e-mail at cstmail@continentalstock.com, or visit www.continentalstock.com with questions about electronic delivery.
OTHER MATTERS
Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors,

April 30, 2025	/s/ Katherine Stueland
Stamford, Connecticut	Katherine Stueland
Chief Executive Officer

PROXY CARD

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WGS2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75163-P28332

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GENEDX HOLDINGS CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Eli D. Casdin
02) Joshua Ruch

The Board of Directors recommends you vote FOR proposal 2.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY CARD

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V75164-P28332

GENEDX HOLDINGS CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

JUNE 18, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of GeneDx Holdings Corp. (the "Annual Meeting") and the accompanying proxy statement dated April 30, 2025 in connection with the Annual Meeting to be held virtually at www.virtualshareholdermeeting.com/WGS2025 on June 18, 2025 at 9:00 a.m. Eastern Time and hereby appoints Katherine Stueland and Kevin Feeley, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the Class A Common Stock of GeneDx Holdings Corp. registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side